Summary Prospectus February 1, 2015

Artisan International Small Cap Fund	Investor: ARTJX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated February 1, 2015, are incorporated by reference into this summary prospectus.

Investment Objective

Artisan International Small Cap Fund seeks maximum long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Investor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Investor
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	0.25
Total Annual Fund Operating Expenses	1.50

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.94% of the average value of its portfolio.

Principal Investment Strategies

Artisan employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of small non-U.S. growth companies. Artisan seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

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Themes. Artisan identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. Artisan’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

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Sustainable Growth. Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

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Valuation. Artisan uses multiple valuation metrics to establish a target price range. Artisan assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests in developed markets, as well as emerging and less developed markets. Investments in emerging and less developed markets are limited to no more than 50% of the Fund’s total assets at market value at the time of purchase. Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. A “small” company for this purpose is one with a market capitalization of less than $4 billion at the time of the Fund’s investment. Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this summary prospectus, but may be called different names by issuers).

Principal Risks

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

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Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

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Foreign Investing Risks. Foreign securities may underperform U.S. securities, and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

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Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

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Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. Since the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund usually does not hedge against possible variations in exchange rates, but, in limited circumstances, the Fund’s exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has positions in securities traded in that currency. There can be no guarantee that any hedging activity will be successful. Hedging activity or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

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Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

■	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Risks of Emphasizing a Region, Country, Sector, or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

Performance

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	34.35%	(quarter ended 6/30/09)
Worst Quarter	-27.18%	(quarter ended 9/30/08)

Average Annual Total Returns

(For Periods Ended 12/31/2014)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2014. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2014 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/14

	1-Year	5-Year	10-Year	Since Inception 12/21/01
Investor Shares
Return before taxes	-11.95%	8.23%	9.13%	12.95%
Return after taxes on distributions	-13.16	7.55	7.87	11.64
Return after taxes on distributions and sale of Fund shares	-5.76	6.52	7.46	10.92

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-4.90	5.33	4.43	6.29

MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	-4.95	8.63	6.04	10.27

Updated Fund performance information may be obtained by calling 800.344.1770 or visiting www.artisanfunds.com.

Portfolio Management

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan” or “Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since 2001 (inception)
Charles-Henri Hamker	Managing Director and Portfolio Manager, Artisan Partners	Since February 2012

Purchase and Sale of Fund Shares

Artisan International Small Cap Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

Investor Shares
To open an account	$1,000
To add to an account	No minimum
Minimum balance required	$1,000

The Fund may waive the initial minimum under certain circumstances.

You may purchase or redeem shares by telephone, written request sent to the Fund by mail, or systematically on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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